                                DISTRIBUTION AGREEMENT





                                       BETWEEN





                           DUNLOP LIMITED, PRECISION RUBBER

                                         AND

                                 HAWKER PACIFIC, INC.






                                                                NOVEMBER 1, 1996

                                DISTRIBUTION AGREEMENT







    This Distribution Agreement ("Agreement") is made and effective as of this 1st day of November 1996 by and between:

    DUNLOP LIMITED, PRECISION RUBBER, a Company existing and organized under the laws of England and having a place of business at Ashby Road Shepshed, Loughborough, Leicester, LEIZ 9EQ, England, hereinafter referred to as "Precision Rubber", represented by Gordon Midgley, Managing Director

    and


    HAWKER PACIFIC, INC., a Company existing and organized under the laws of the State of California and having a place of business at 11310 Sherman Way, Sun Valley, CA 91352 - USA, hereinafter referred to as "Hawker", represented by David L. LOKKEN, President and Chief Executive Officer,



    herein collectively referred to as the "Parties" or individually as a "Party".


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                                DISTRIBUTION AGREEMENT

                                       CONTENTS

    THE PARTIES
                                                                         page
                                                                         ----
    CONTENTS

    WITNESSETH

    1.   SUBJECT AND SCOPE                                                 5

    2.   PRECISION RUBBER'S OBLIGATIONS
         2.1   Technical and Logistics Support                             5

    3.   HAWKER'S OBLIGATIONS
         3.1   Technical and Logistics Support                             5

    4.   PRODUCT
         4.1   Manufacture and Distribution                                6
         4.2   Price Catalogues                                            6
         4.3   Special Pricing                                             6

    5.   CONDITIONS OF DELIVERY, INVOICES AND PAYMENT                      6

    6.   WARRANTIES                                                        7
         6.1   Precision Rubber Vendor Standard Warranty                   7

    7.   TERM OF AGREEMENT AND TERMINATION                                 7

    8.   NOTICES                                                           8

    9.   SURVIVORSHIP                                                      8

    10.  ASSIGNMENT                                                        8

    11.  MISCELLANEOUS                                                     9

    12.  ENTIRE AGREEMENT                                                 10

         ATTACHMENT 1 PRODUCTS BY PART NUMBER                             11


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                                      WITNESSETH



WHEREAS, Precision Rubber, is an Original Equipment Manufacturer (OEM) and seller of certain products,


WHEREAS, Hawker heretofore provided distribution for such products,


WHEREAS, in connection with the sale of Hawker, the Parties wish to enter into this Agreement providing for the continuation of such distribution services upon the terms and conditions contained herein,



NOW THEREFORE, in consideration of the mutual convenants contained herein, the Parties agree as follows:

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1   SUBJECT AND SCOPE

    Precision Rubber hereby appoints Hawker as a source for the distribution and sale of Precision Rubber manufactured products as delineated in Attachment 1 (hereinafter referred to as "Product" or "Products"). Hawker's rights pursuant to this Article 1 shall be solely limited to the territories of North, Central and South America, including the Caribbean (hereinafter referred to as the "Territory").


2   PRECISION RUBBER'S OBLIGATIONS

    2.1  TECHNICAL AND LOGISTICS SUPPORT

         In order to give Hawker all required qualifications for support of the Product, Precision Rubber agrees to provide the following, where applicable, to Hawker:

       A. Documentation (Free of Charge)

          - Service Bulletins, Service Newsletters and technical instructions
          - General procedures
          - Material Specification Data Sheets (MSDS)
          - Price lists
          - Life limiting, handling and storage characteristics

       B. Technical Support (Free of Charge)

         Precision Rubber shall provide technical support to Hawker by way of promptly answering technical queries raised by Hawker relating to manufacture, application, use and storage as well as material characteristics of the Product in order that Hawker will be in good position to meet its commitments to its customers. Precision Rubber's answers shall include technical opinions and servicing solutions and procedures.


3   HAWKER'S OBLIGATIONS

    3.1 TECHNICAL AND LOGISTICS SUPPORT

         Hawker shall use all technical information given by Precision Rubber for the sole purpose of providing assistance to customers in resolving technical problems, and shall not use such data (such as drawings, etc.) for any other purpose without Precision Rubber's written permission. Similarly, Hawker shall not publish this technical information nor disclose it to third parties.

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         All such information and data (including but not limited to, any and all copies and reproductions thereof in whole or in part) shall remain the property of Precision Rubber and shall be promptly returned to Precision Rubber at the expiration of this Agreement.


4   PRODUCT

    4.1  MANUFACTURE AND DISTRIBUTION

         The manufacture of Products is the responsibility of Precision Rubber while the distribution of same in the Territory is the responsibility of Hawker.

         Hawker shall utilize published lead times as noted in Precision Rubber's current year price list for provisioning of said Product.

    4.2  PRICE CATALOGUES

         Precision Rubber will provide Hawker annually with at least one (1) printed copy of all revised issues of the list price catalogues for the Product. Precision Rubber agrees that the list pricing set forth in the Catalogues shall come into effect on the 1st of January following issuance of the catalogues and shall be effective through 31 December of the same year.

    4.3  SPECIAL PRICING

         In the event the Parties identify circumstances and market pressures that necessitate special pricing, then the Parties shall jointly agree to such special pricing.


5   CONDITIONS OF DELIVERY, INVOICES AND PAYMENT

         Prices charged Hawker by Precision Rubber are to be those existing on order date. All other delivery conditions shall be as indicated in the standard Product catalogues concerned.

         Invoices by Precision Rubber to Hawker shall be in UK Pounds.

         Payment terms shall be net thirty (30) days from receipt of the material.


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6   WARRANTIES

    6.1  PRECISION RUBBER VENDOR STANDARD WARRANTY

         Precision Rubber warrants all materials supplied to be:

         In compliance with applicable regulations and with approved drawings, as well as with specifications and test procedures included in the order.

         Free from defects in material, workmanship and operation, and from faults inherent in design and manufacture.

         In no event shall Precision Rubber be liable for incidental or consequential losses or damages. The warranties of merchantability and fitness for a particular use or purpose, and all other warranties, express or implied, are disclaimed.

         The warranty does not apply to failures caused by the improper use, handling, installation, operation or maintenance.

         Unauthorized altering, tampering or modification of a piece of said Product are considered as improper use.

         No defective Product is to be returned to Precision Rubber except with the written consent of one of Precision Rubber's authorized representatives.

         The return of Product will be made in accordance with Precision Rubber shipping instructions.


7   TERM OF AGREEMENT AND TERMINATION

    This Agreement shall become effective as of November 1, 1996 and shall remain in effect for a period of ten (10) years. It is to be automatically renewed thereafter for subsequent one (1)-year periods unless either Party provides the other Party with a six (6) month prior written notice not to renew.

    However, this Agreement may be terminated immediately:

      a) by either Party upon written notice to the other Party if:

         1) The other party commits a material breach under this Agreement, and fails to remedy such material breach in a reasonable amount of time after receipt of written notice thereof or


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         2)   a receiver is appointed for the whole or any substantial part of the other Party's assets, or

         3) the other Party enters into liquidation whether voluntary or compulsory.


8   NOTICES

    8.1 Notices under this Agreement shall be addressed to the respective Parties as follows:

              1.   The President and Chief Executive Officer
                   HAWKER PACIFIC, INC.
                   11310 Sherman Way
                   Sun Valley, CA 91352-USA

              2.   The Managing Director
                   DUNLOP LIMITED
                   PRECISION RUBBER DIVISION
                   Ashby Road
                   Shepshed, Loughborough
                   Leicester  LE12 9EO  England

    8.2 All communication under this agreement shall be given in writing either by personal delivery, by mail or by electronic transmission. The effective date for any such communication shall be deemed to be the date on which it is received by the addressee, unless later effectivity is specified therein.


9   SURVIVORSHIP

    9.1 In the event of termination or expiration of this Agreement, the rights and obligations of the Parties up to the date of such termination or expiration shall be honored by the Parties unless otherwise mutually agreed, and appropriate settlement of accounts shall be made.


10  ASSIGNMENT

    Hawker shall not assign any rights or obligations arising under this Agreement without the prior written consent of Precision Rubber and/or its successors. However, in the event that Hawker may be sold (whether by stock or asset sale or merger), this Agreement shall be assigned and transferred in its entirety to the Buyer of Hawker without the need for Precision Rubber's prior written consent and shall remain fully enforceable thereafter. Precision


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    Rubber shall not assign any rights or obligations arising under this
    Agreement without the prior written consent of Hawker and/or its successors. However, in the event that Precision Rubber may be sold (whether by stock or asset sale or merger), this Agreement shall be assigned and transferred in its entirety to the Buyer of Precision Rubber without the need for Hawker's prior written consent and shall remain fully enforceable thereafter.


11  MISCELLANEOUS

    11.1 Hawker shall maintain the Precision Rubber identity in all its dealings with respect to the Product.

    11.2 Hawker shall be solely responsible under its own contracts with its customers for the services provided and the charges incurred for stated services except as agreed under Article 4 hereto.

    11.3 The relationship between Precision Rubber and Hawker under this Agreement shall be as stated in this Agreement. Hawker, its employees, agents, subsidiaries and affiliates are not to be construed as being the legal representatives of Precision Rubber for any purpose whatsoever and have no right or authority to endeavor or create, in writing or in any other ways, any obligation of any kind, expressed or implied, in the name of or on the behalf of Precision Rubber.

    11.4 The rights herein granted and this Agreement are for the benefit of the Parties hereto and not for the benefit of any third person, firm or corporation, and nothing contained herein shall be construed to create any right of any third parties under, as a result of, or in connection with, this Agreement.

    11.5 The term "Precision Rubber" throughout this Agreement includes, and this Agreement shall be binding upon, all subsidiaries, affiliates and other entities owned or controlled by Precision Rubber and/or its parent.


  12  ENTIRE AGREEMENT

    This Agreement is the entire Agreement of the Parties and shall supersede any previously executed agreements or oral understandings between the Parties which relate to the subject matter of this Agreement.


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    In WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives on the date indicated.

    For:

    DUNLOP LIMITED, PRECISION RUBBER        HAWKER PACIFIC, INC.


    /s/ GORDON MIDGLEY                      /s/ DAVID L. LOKKEN
    ----------------------------            ----------------------------
    Gordon MIDGLEY                          David L. LOKKEN
    Managing Director                       President and CEO
    Date: 1 November 1996                   Date: 1 November 1996


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                                     ATTACHMENT 1



                                       PRODUCTS
                                          by
                                     PART NUMBER



ARM689             ARM812              LK88077             PRO150-218
ARM690             ARM813              LK88078             PRO150-219
ARM692             ARM815              LK88085             PRO150-222
ARM693             ARM822              LK88086             PRO150-223
ARM694             ARM835              LK88103-7           PRO150-237
ARM696             ARM840              LK88110-7           PRO150-238
ARM697             ARM845              LK88110-501         PRO150-256
ARM698             ARM847              LK88110-502         PRO150-258
ARM699             ARM853              LK88110-503
ARM709             ARM854              LK88110-504         WX1156A
ARM714             ARM855              LK88111-501         WX1206
ARM715             ARM856              LK88121             WX1322
ARM716             ARM858              LK88122             WX1406
ARM717             ARM868              LK88123             WX1675
ARM718             ARM869              LK88124             WX1713
ARM719             ARM872              LK88125             WX1738
ARM720             ARM873              S700S0577A          WX1757
ARM722             ARM874              S700S0701           WX1771
ARM767             ARM875              WX1806
ARM769             ARM876              PRO120-4            WX1832
ARM770             ARM877              PRO120-5            WX1833
ARM772             ARM879              PRO120-6            WX1950
ARM773             ARM880              PRO130-018          WX2004
ARM774             ARM891              PRO130-243          WX2092
ARM775             ARM892              PRO130-250          WX2118
ARM776             ARM913              PRO140-5            WX2119
ARM777             ARM965              PRO140-6            WX2004
ARM779             ARM966              PRO140-8            WX2092
ARM780                                 PRO140-16           WX2118
ARM783             LK88047             PRO150-010          WX2119
ARM792             LK88048             PRO150-012          WX2175
ARM793             LK88049             PRO150-028          WX2201
ARM794             LK88050             PRO150-110          WX2398
ARM796             LK88072             PRO150-134          WX2420
ARM797             LK88075             PRO150-149          WX2590
ARM801             LK88076             PRO150-213          WX2595




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